UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 7, 2002

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 41 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file presentation materials from BB&T's 2002 Investor Conference, held on February 7, 2002.

EXHIBIT INDEX

Exhibit 99.1 Presentation to Analysts on February 7, 2002

BB&T

Financial Services

Investor and Analyst Conference

February 7, 2002

Financial Services Mission

  Offer a comprehensive selection of specialized financial services to the marketplace
  Deliver to our external and internal clients the highest quality products and services available
  Assist clients in achieving financial success '
  Attract, retain, and fully develop the capabilities of highly qualified and motivated professionals in both management and production roles

Market Coverage

Where we are

Financial Services

Reports to: Henry G. Williamson, Jr.

BB&T
Generation of Noninterest Income

						2002
Fee Ratio	1997	1998	1999	2000	2001	Plan
Restated	23.6%	26.5%	29.5%	30.3%	33.4%
Originally Reported	26.9	28.4	31.5	31.7	33.4	35.0%

Goal = 40%

Financial Services
Enhanced Revenue Growth

Financial Services
Progressive Earnings

Key Focus & Challenge Areas for 2002

  Growing fee-based revenue in a recessionary business environment
  Increasing the scale of our insurance operations by:
  * Increasing the number of planned acquisitions from 10 to 15 annually
  * Make one or more large acquisitions (integrate CRC)
  * Focus on internal growth rate (›10% in 2002)
  Enhance our Asset Management capabilities
  * Acquire asset management firms with assets under management of $750MM to $2B
  * Improve our equity management capabilities

Key Focus & Challenge Areas for 2002

  Improve the profitability of Scott and Stringfellow (Private Client Group)
  * Reduce overhead
  * Move toward fee-based pricing vs. transaction pricing
  * Improve accountability for profitability within the branch network
  Improve the profitability of BB&T Capital Markets
  * Better research alignment with BB&T's lending strategy (industry segments)
  * More focus on structured finance
  * Keep fixed income platform flexible to respond to market conditions
  * Continue focus on M&A opportunities

BB&T
Investment Services, Inc.

BB&T Investment Services
Overview

  Fully registered broker-dealer headquartered in Charlotte with Investment Counselors selling to bank clients
  Full-service and discount brokerage capability
  Over 155,000 clients with invested assets which exceed $4B
  Average ticket size = $38K
  Typical branch franchise per IC = 5-6

BB&T Investment Services
Revenue Growth

BB&T Investment Services
Profitability Growth

Key Focus & Challenge Areas for 2002

  Enhance Internet trading site
  Fully execute/integrate the Smart Money Manager initiative (a bank sponsored asset management account)
  Capitalize upon growth opportunity in new markets while maintaining profitability goals

BB&T
Treasury Services

Treasury Services

  Headquartered in Charlotte
  Total staff of 303
  * Sales consultants in 18 cities including:
  - Charlotte, Charleston, W.VA., Atlanta, Wilson, Knoxville, Raleigh, Washington, DC, Baltimore and Columbia
  * Product management and development centralized in Charlotte
  - Cash management
  - Depository products
  - Transaction services
  - Information/imaging
  * Cash Management operations
  - Charlotte, Charleston, W.VA. And Winchester, VA

Treasury Services
Net Fee Revenue

Treasury Services
Profitability Growth

Key Focus & Challenge Areas for 2002

  Executing and improving browser-based technologies - Cash Manager Online
  Consolidating operations to improve efficiency and reduce costs
  Continuation of faster than industry-standard growth rates for Cash Management and Commercial Deposit revenue (focus on new markets)

Scott & Stringfellow
(Private Client Group)

Scott & Stringfellow
Private Client Group

  Headquartered in Richmond, VA - established 1893
  One of the oldest continuous members of the New York Stock Exchange
  Full-service brokerage firm
  654 employees (retail & support)
  40 retail branches located in VA, NC, & SC

Scott and Stringfellow Private Client Group

Scott and Stringfellow: Private Client Group P&L
	2001	2002
	Actual	Budget	Variance $	Variance %
Non-Interest Revenue	80,371,232	92,256,585	11,885,353	14.79%
Net Interest Revenue	4,776,621	4,861,365	84,744	1.77%

Net Revenues	85,147,854	97,117,950	11,970,096	14.06%

Non-Discretionary Operating Expenses	6,175,315	6,473,607	298,292	4.83%
Discretionary Operating Expenses	83,204,499	81,180,023	(2,024,476)	-2.43%

Total Expenses	89,379,813	87,653,630	(1,726,183)	-1.93%

Net Operating Income	(4,231,960)	9,464,320	13,696,280	N/A

Key Focus & Challenge Areas for 2002

  Improve the profitability of Scott and Stringfellow (Private Client Group)
  * Reduce overhead
  * Move toward fee-based pricing vs. transaction pricing
  * Produce at least a 7% NOI
  Execute branch decentralization initiative
  * Improve accountability for profitability within the branch network
  Evaluate self-clearing infrastructure
  Continue integration strategy with BB&T
  * Management Development Program

BB&T Capital Markets

BB&T Capital Markets
Securities Group

  Headquartered in Richmond with offices in Charlotte, Boca Raton, Nashville, Charleston SC, Columbus OH, Atlanta, & Washington DC
  54 institutional fixed income salesmen
  13 institutional equity salesmen
  149 investment banking and security industry professionals

BB&T Capital Markets: Securities Group P&L

	2001	2002
	Actual	Budget	Variance $	Variance %
Non-Interest Revenue	57,187,296	69,299,613	12,112,317	21.18%
Net Interest Revenue	2,156,343	2,671,448	515,105	23.89%

Net Revenues	59,343,639	71,971,061	12,627,422	21.28%

Non-Discretionary Operating Expenses	1,980,838	2,260,026	279,188	14.09%
Discretionary Operating Expenses	58,183,734	60,886,627	2,702,893	4.65%

Total Expenses	60,164,572	63,146,653	2,982,081	4.96%

Net Operating Income	(820,933)	8,824,408	9,645,341	N/A

Key Focus & Challenge Areas for 2002

  Improve the profitability of BB&T Capital Markets
  * Better research alignment with BB&T's lending strategy (industry segments)
  * More focus on structured finance
  * Keep fixed income platform flexible to respond to market conditions
  * Continue focus on M&A opportunities
  Effectively execute IRM (Integrated Relationship Management) with banking network
  Continue integration with BB&T
  * Training of corporate bankers
  * Recognition programs - referrals
  * Management Development Program
  * Where feasible, back office support functions integrated into BB&T

BB&T Trust Division

BB&T Trust Overview

  Headquartered in Raleigh, NC
  Assets managed and administered currently exceed $16.6B
  BB&T proprietary mutual funds and annuity products - $4B
  North Carolina State 401(k) plan with $2.3B in assets

BB&T Trust
Assets

BB&T Trust
Revenue Growth

BB&T Trust
Profitability Growth

Key Focus & Challenge Areas for 2002

  Enhance our Asset Management capabilities
  * Acquire asset management firms with assets under management of $750MM to $2B
  - Southeastern Trust Company
  - Virginia Investment Counselors
  * Improve our equity management capabilities
  Successfully complete the integration of acquired asset management/trust operations with a focus on improved profitability
  Capitalize on the growth opportunities in new markets

BB&T
Insurance Services, Inc.

BB&T Insurance Services

  Headquartered in Raleigh - staff of 1,344
  Largest retail broker in the Carolinas and Virginia and 10th largest in the country.
  69 agencies
  Diverse product offerings
  * Property and Casualty
  * Personal Lines
  * Life and Financial Planning
  * Employee Benefits
  * Title
  * Surety

BB&T Insurance Services Agency Locations

BB&T Insurance Services
Revenue Growth

BB&T Insurance Services
Profitability Growth

Key Focus & Challenge Areas for 2002

  Successfully integrating CRC
  Identifying high quality, large acquisition targets in addition to the small to medium sized strategically located agencies
  Acquiring and converting 15 agencies by year-end
  Focus on internal growth rate (›10% in 2002)

BB&T

Financial Services

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       February 7, 2002